UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2003

CCSB Financial Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50143	32-0034299
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Registrant’s telephone number, including area code: (816) 781-4500

Not Applicable

(Former name or former address, if changed since last report)

CCSB FINANCIAL CORP.

FORM 8-K

INCLUDED INFORMATION

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits

The following Exhibits are filed as part of this report:

Exhibit Number	Description

Exhibit 99	Press Release of CCSB Financial Corp. dated July 25, 2003

Item 9.	Regulation FD Disclosure—Item 12 Information

On July 25, 2003, the Company issued a press release regarding its earnings for the fiscal quarter ended June 30, 2003. The press release is included as Exhibit 99 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CCSB FINANCIAL CORP.

DATE: July 25, 2003	By:	/s/ JOHN R. DAVIS
John R. Davis President and Chief Executive Officer